SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 24, 2005
              ----------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Kearny Financial Corp.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                     0-51093            22-3803741
--------------------------------           -------        ----------------------
(State or other jurisdiction             (File No.)         (IRS Employer
 of incorporation)                                        Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                        07004
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                   --------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

         On October 24, 2005, shareholders of Kearny Financial Corp. (the "Company") approved the 2005 Stock Compensation and Incentive Plan (the "Plan") as adopted by the Company's Board of Directors. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its Affiliates, and to assist all these entities in attracting and retaining directors, executives and other key employees with experience and ability. The Plan complies with regulations of the Office of Thrift Supervision applicable to stock benefit plans established or implemented within one year of a stock issuance by a financial institution under a mutual holding company structure.

         The maximum number of shares of the Company's common stock that may be delivered pursuant to Awards under the Plan is 4,989,792 shares. Of the 4,989,792 shares, the Company may grant a maximum of 3,564,137 shares upon the exercise of Stock Options and a maximum of 1,425,655 shares as Restricted Stock Awards.

         Awards under the Plan generally will vest at the rate of 20% per year over a period of five years beginning one year from the date of grant. The Company may, however, consider acceleration of such vesting schedule, provided that such action is not contrary to the regulations of the OTS then in effect.

         The Plan provides that each outside director will receive 133,655 stock options and 53,462 shares of restricted stock on the date of stockholder approval of the Plan. No specific determination has been made with respect to Awards that may be made to the officers and employees of the Company. The Plan's administrative committee or the Board of Directors will consider such information as it deems necessary and appropriate in making its determination related to any Awards, including job responsibilities, individual and Company performance, the Company's compensation philosophy and programs, and stock compensation practices by other financial institutions.

         A copy of the Plan is included with this Form 8-K as an exhibit.

Item 8.01 Other Events
----------------------

         On October 24, 2005, the Company reported on the results of matters voted on at its 2005 Annual Meeting held that day. At the meeting, stockholders reelected Theodore Aanensen, Joseph Mazza, John Regan and Leopold Montanaro as directors, approved the 2005 Stock Compensation and Incentive Plan and ratified the appointment of Beard Miller Company LLP as independent auditor for the fiscal year ending June 30, 2006.

         A copy of the press release issued by the Company on October 24, 2005 reporting on the annual meeting is furnished with this Form 8-K as an exhibit and incorporated herein.

         Also on October 24, 2005, the Company's subsidiary, Kearny Federal Savings Bank (the "Bank"), announced the opening of the Bank's Lanoka Harbor branch office in Lacey Township, New Jersey and the planned promotional rates to be offered at this branch for a limited time.

         A copy of the press release issued by the Bank on October 24, 2005 reporting on the branch opening is furnished with this Form 8-K as an exhibit and incorporated herein.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
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    Exhibit
    Number               Description
    ------               -----------

      10.1   Kearny Financial Corp. 2005 Stock Compensation and Benefit Plan
      99.1   Annual Meeting Press Release dated October 24, 2005
      99.2   Branch Opening Press Release dated October 24, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       KEARNY FINANCIAL CORP.


Date: October 24, 2005            By:  /s/Craig Montanaro
                                       -----------------------------------------
                                       Craig Montanaro
                                       Senior Vice President,
                                       Director of Strategic Planning